SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 22, 2003
Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10435 Downsville Pike Hagerstown, Maryland (Address of principal executive of offices)	21740-1766 (Zip code)

Registrants telephone number including area code: (301) 790-3400

N/A (Former Name or former address if changed since last report)

2
Item 1-6.	Not applicable
Item 7.	Exhibit(s) The following exhibits are filed herewith pursuant to Item 9:

     Exhibit 99a

     Press Release Issued by Allegheny Energy, Inc. on July 22, 2003
     announcing that David B. Hertzog, a partner at the law firm of Winston
     & Strawn, has been named Vice President and General Counsel of
     Allegheny Energy, effective July 28, 2003.

     Exhibit 99b

     Summary of David B. Hertzog Stock Unit - Employment Inducement
     Award

Item 8.	Not applicable.
Item 9.

     Regulation FD Disclosure

     The information in this report, including the exhibits, is being furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of
     Section 18 of the Securities Exchange Act of 1934.

     Press Release Issued by Allegheny Energy, Inc. on July 22, 2003
     announcing that David B. Hertzog, a partner at the law firm of Winston
     & Strawn, has been named Vice President and General Counsel of
     Allegheny Energy, effective July 28, 2003.

     Summary of David B. Hertzog Stock Unit - Employment Inducement
     Award

Item 10-12.	Not applicable.

3 SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.
By: /S/ REGIS F. BINDER Name: Regis F. Binder Title: VP & Treasurer

DATED: July 23, 2003

4 EXHIBIT INDEX
Exhibit Number Description

99a                                     Press Release Issued by Allegheny Energy, Inc. on July 22, 2003
                                           announcing that David B. Hertzog, a partner at the law firm of
                                           Winston & Strawn, has been named Vice President and General
                                           Counsel of Allegheny Energy, effective July 28, 2003.

99b                                     Summary of David B. Hertzog Stock Unit - Employment
                                           Inducement Award.